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                                                                   EXHIBIT 10.26

                                 April 9, 1998



Hyperion Telecommunications, Inc.
Main and Water Street
Coudersport, PA  16915

     Re:  Purchase of Class A Common Stock
          --------------------------------

Gentlemen:

     The undersigned ("Adelphia") hereby agrees to contribute to Hyperion Telecommunications, Inc. (the "Company") the Company's 16% Subordinated Note in the original principal amount of $25,855,432.00, dated April 15, 1996, owed to Adelphia (the "Note"), including accrued and unpaid interest thereon, at a price equal to 131.897% of the principal and accrued and unpaid interest thereon as of the date of the closing under this Agreement (which price the undersigned and the Company hereby agree to be the fair market value of the Note as determined in accordance with a fairness opinion letter dated April 9, 1998 by Smith Barney Inc.). Such contribution shall be in consideration for the issuance by the Company to Adelphia of an aggregate principal price amount of shares (the "Shares") of the Class A Common Stock, par value $.01 per share (the "Class A Common Stock") of the Company, at a price per Share equal to the purchase price per share to the public (as described in the Underwriting Agreement) less the underwriting discount per share paid to the Underwriters pursuant to such Underwriting Agreement, all to be described on the cover page of the final prospectus covering shares of Class A Common Stock sold to the public pursuant to the Underwriting Agreement. No underwriting commissions or discounts shall be paid to any underwriter for such purchase or sale of the Shares. Each capitalized term used herein without being defined herein shall have the meaning ascribed to it in that certain underwriting agreement to be entered into by and among the Company and Smith Barney Inc., Credit Suisse First Boston Corporation and NationsBanc Montgomery Securities LLC, with respect to the offering and sale of shares of Class A Common Stock to the public by the Company pursuant to Registration Statement No. 333-48209 (the "Underwriting Agreement").

     The parties hereto agree that Adelphia is entitled to rely on the representations and warranties made by the Company in the Underwriting Agreement; provided, however, that Adelphia represents and warrants that such representations and warranties are true and correct to the best of its knowledge.

     Adelphia hereby represents and warrants that the Note which it is contributing to the Company pursuant to this letter is owned by Adelphia free and clear of all charges, claims, community property interests, conditions, equitable interests, liens, mechanics' or construction liens, options, pledges, security interests, rights of first refusal, or restrictions of any kind,
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including any restriction on use, transfer, receipt of income, or exercise of any other attribute of ownership.

     The contribution of the Note and the purchase and sale of the Shares as contemplated hereby shall take place on the Closing Date concurrently with the closing on the Firm Shares. The Shares shall be purchased and shall be held for investment.

     The obligations of the parties hereto are conditioned upon the execution of the Underwriting Agreement and the closing on the purchase and sale of the Firm Shares as contemplated by the Underwriting Agreement. This agreement shall be terminated without liability on the part of any party hereto in the event that the Underwriting Agreement is not executed or the Underwriting Agreement or the Registration Statement are terminated or withdrawn prior to the consummation of the purchase and sale of the Firm Shares.

     The Company and the undersigned hereby agree that the Shares shall be deemed to be "Registrable Securities" for all purposes under paragraph 1(c)(i) of the Registration Rights Agreement by and between the Company and the undersigned, dated October 25, 1996.

     This Agreement may be executed in one or more counterparts each of which, taken together, shall constitute one and the same agreement.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

                            Very truly yours,

                            ADELPHIA COMMUNICATIONS CORPORATION


                            By:    /s/ Timothy J. Rigas
                                   --------------------
                            Name:  Timothy J. Rigas
                            Title: Executive Vice President
Agreed to and accepted by

HYPERION TELECOMMUNICATIONS, INC.


By:    /s/ Daniel R. Milliard
       ----------------------
Name:  Daniel R. Milliard
Title: President